UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IVERIC bio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to communications made after furnishing security holders of IVERIC bio, Inc. (“the Company”) with the definitive proxy statement dated June 5, 2023, initially mailed to stockholders on or about June 5, 2023, for a special meeting of stockholders to be held virtually via live webcast on July 6, 2023, at 10 a.m., Eastern time. The purpose of the special meeting is to consider and vote upon, among other things, a proposed transaction in which a wholly owned subsidiary of Astellas Pharma Inc. (“Guarantor”) will be merged with and into the Company, with the Company being the surviving corporation and continuing as an indirect wholly owned subsidiary of Guarantor (the “Proposed Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated April 28, 2023, among the Company, Astellas US Holding, Inc. (“Parent”), Berry Merger Sub, Inc., a wholly owned subsidiary of Parent, and, solely as provided by Section 8.10(b) of the Agreement and Plan of Merger, Guarantor (together with its subsidiaries, “Astellas”).

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

•	Exhibit 99.1: Employee Q&A

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Important Information and Where to Find It

In connection with the proposed acquisition, the Company has filed, and will be filing, documents with the United States Securities and Exchange Commission (“SEC”) relating to the proposed acquisition. The definitive proxy statement was mailed to stockholders on or about June 5, 2023 and was filed with the SEC on June 5, 2023. This Schedule 14A is not a substitute for the definitive proxy statement or any other document which the Company may file with the SEC. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AND ANY OTHER DOCUMENTS THAT HAVE BEEN, OR WILL BE, FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s definitive proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and all documents filed by the Company with the SEC are available to all stockholders of the Company free of charge at https://investors.ivericbio.com/financial-information/sec-filings or by contacting the Company’s investor relations department at the following:

IVERIC bio, Inc.

Kathy Galante
Senior Vice President, Investor Relations
kathy.galante@ivericbio.com

Participants in the Solicitation

The Company, and its directors, executive officers and other members of management and certain other people may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. Information about the Company’s directors and executive officers is included in the proxy statement for the Company’s annual meeting of stockholders for 2023, filed with the SEC on April 5, 2023. Additional information regarding these persons and their interests in the merger is included in the definitive proxy statement relating to the proposed acquisition, filed with the SEC on June 5, 2023. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements Disclaimer

All statements in this Schedule 14A, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

This Schedule 14A contains “forward-looking statements” relating to, among other things, the proposed acquisition of the Company by Astellas and the objectives of such proposed acquisition, Astellas’ and the Company’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of the Company, the potential effects of the proposed acquisition on both Astellas and the Company, the expected benefits and success of the Company’s product candidates, the potential for and anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of the Company and Astellas to complete the transactions contemplated by the merger agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the merger agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company’s stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for the Company’s product candidates, and the possibility of a termination of the merger agreement; the possibility that competing offers to acquire the Company may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the Company’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the merger agreement on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or the Company’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or the Company’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for the Company’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

Moreover, Astellas and the Company operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and the Company have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and the Company, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of the Company, including those described in the “Forward-Looking Statements”, “Summary of Principal Risk Factors”, and “Risk Factors” sections of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and the Company assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

Important Additional Information

This Schedule 14A is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of the Company’s common stock or any other securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.